Filed pursuant to Rule 497

File No. 333-275147

Rule 482ad

PDCCLISTEDNYSETicker SymbolPDCCTotal Net Asset Value$137.19 millionNet Asset Value Per Share$20.19Closing Price Per Share$19.21Premium / Discount-4.8%Total Market Capitalization$130.56 millionCurrent Dividend Yield13.7%Frequency of PaymentsMonthlyNumber of Unique Underlying Obligors1,199 Number of Underlying Loans1,550 Average Individual Obligor Exposure0.08%Aggregate Balance of Underlying Loans$16.63 billionCash Proportion of Fund16.7%Currency: USD Exposure100%ASURION, LLC0.6%LCM 39 Ltd.4.4%TRANSDIGM INC.0.6%RR 19 Ltd.4.0%CLOUD SOFTWARE GROUP, INC.0.4%Harvest US CLO 2024-1 Ltd.3.9%WEC US HOLDINGS LTD.0.4%PPM CLO 5 Ltd.3.8%SEDGWICK CLAIMS MANAGEMENT SERVICES, INC.0.4%TCW CLO 2024-2 Ltd.3.8%MEDLINE BORROWER, LP0.4%37 Capital CLO 1 Ltd.3.4%ALLIED UNIVERSAL HOLDCO LLC0.4%Generate CLO 11 Ltd.3.1%AI AQUA MERGER SUB, INC.0.4%Elmwood CLO 18 Ltd.3.0%CITADEL SECURITIES LP0.4%Anchorage Capital CLO 7 Ltd.2.8%ZAYO GROUP HOLDINGS, INC.0.4%AMMC CLO 24 Ltd.2.8%Total4.3%Total35.0%Apollo12.1%Software8.6%Ares10.0%Health Care Providers & Services5.4%York6.6%Hotels, Restaurants & Leisure4.4%OakTree6.2%Chemicals4.3%Sound Point5.8%Media4.3%LCM5.2%Commercial Services & Supplies4.1%Investcorp4.7%Professional Services3.7%PPM4.6%Insurance3.1%TCW4.5%Aerospace & Defense2.9%Vibrant4.1%Diversified Telecommunication Services2.9%Total63.7%Total43.5%1 Calculated using market mid prices of loans in CLO portfolios, excluding bonds.Past performance is not indicative of, or a guarantee of, future performance. Please review the important information and notes on page 2.Totals may not always sum due to rounding.1Top 10 CLO managersCLO Vintage DistributionUnderlying Collateral Rating DistributionTop 10 Industry ExposureCLO Reinvestment End Date DistributionPrice Distribution of Underlying Obligors1PDCC Stock PriceTop 10 PositionsPEARL DIVER CREDIT COMPANY INC.August 2024Summary of Underlying PortfolioCommon Stock Data as of 8/31/2024Top 10 Obligor Exposure2.3%6.6%4.8%6.1%38.3%25.1%6.8%10.0%0%5%10%15%20%25%30%35%40%45%20132015201920202021202220232024% of Fund NAVClosing Date49.9%24.5%5.6%20.1%0%10%20%30%40%50%60%2026202720282029% of Fund NAVRED0.3%0.1%0.6%1.5%5.6%7.3%11.5%15.8%35.3%16.4%3.3%0.8%0.7%0.1%0.7%0%5%10%15%20%25%30%35%40%A3 orhigherBaa1Baa2Baa3Ba1Ba2Ba3B1B2B3Caa1Caa2Caa3Below CCCN/R% of Fund NAVMoody's Rating1.6%1.5%3.5%5.2%5.7%21.4%61.0%0%10%20%30%40%50%60%70%<7070-8080-9090-9595-97.597.5-100>=100% of Fund NAVLoan Market Price101214161820227/19/20247/26/20248/2/20248/9/20248/16/20248/23/20248/30/2024Closing Price Per Share ($)

1 Calculated using market mid prices of loans in CLO portfolios, excluding bonds.

Past performance is not indicative of, or a guarantee of, future performance. Please review the important information and notes on page 2.
Totals may not always sum due to rounding.

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Investors should consider Pearl Diver Credit Company Inc.’s (the “Company”) investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company’s prospectus contains this and other important information about the fund. Investors should read the Company’s prospectus and Securities and Exchange Commission (“SEC”) filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. The investment program of the Company is speculative and entails substantial risk, including the possible loss of principal. There can be no assurance that Company’s investment objectives will be achieved. An investment in the Company is not appropriate for all investors and is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The Company invests a significant portion of its assets in CLO equity securities, which often involve risks that are different from or more acute than risks associated with other types of credit instruments. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement is filed with the SEC is effective.

The information and its contents are the property of the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law.

Investor Contact: Info@Pearldivercap.com

UK: +44 (0)20 3967 8032

US: +1 617 872 0945

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